SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 19, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)


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Item 5.  Other Information and Regulation FD Disclosure

         On February 19, 2004 QCR Holdings, Inc. announced in a press release the issuance of $8.0 million of Floating Rate Capital Securities and $12.0 million of Fixed Rate Capital Securities (together, the "Trust Preferred Securities") of QCR Holdings Statutory Trust II and QCR Holdings Statutory Trust III (the "Trusts"). The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
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                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
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                  99.1   Press Release dated February 19, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                   QCR HOLDINGS, INC.

Dated:  February 19, 2004                          By:  /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer




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